SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 22, 2005

Date of report (Date of earliest event reported)

RETEK INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28121	51-0392671

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Retek on the Mall
950 Nicollet Mall
Minneapolis, Minnesota		55403

(Address of Principal Executive Offices)		(Zip Code)

(612) 587-5000

(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

     On March 22, 2005, Retek Inc. (“Retek”) entered into an Agreement and Plan of Merger (the “Oracle Merger Agreement”) with Oracle Corporation (“Oracle”), and a wholly owned subsidiary of Oracle, providing for the merger of that subsidiary with and into Retek. Following consummation of the merger, Retek will be a wholly owned subsidiary of Oracle.

     Under the terms of the Oracle Merger Agreement, Oracle has commenced a cash tender offer for all outstanding shares of Retek common stock at $11.25 per share. As soon as practicable following the completion of the offer, Oracle has agreed to effect the merger described above. Upon the consummation of the merger, each share of Retek common stock not purchased in the offer will be converted into the right to receive $11.25 per share in cash.

     Retek’s Board of Directors has approved the Oracle Merger Agreement and recommends that its stockholders accept Oracle’s offer.

     The consummation of each of the tender offer and the merger is subject to customary conditions, including regulatory approvals.

     The foregoing description of the Oracle Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Oracle Merger Agreement, a copy of which is filed as Exhibit 2 hereto and is incorporated into Item 1.01 of this Current Report on Form 8-K by reference.

Item 1.02       Termination of a Material Definitive Agreement.

     On March 22, 2005, Retek terminated the Agreement and Plan of Merger, dated as of February 28, 2005, by and among SAP America, Inc. (“SAP America”), Sapphire Expansion Corporation and Retek, as amended on March 16, 2005 (the “SAP Merger Agreement”). The SAP Merger Agreement was terminated due to the superior offer (within the meaning of the SAP Merger Agreement) made by Oracle as discussed above under Item 1.01 of this Current Report on Form 8-K. On March 22, 2005, Oracle paid SAP America the $25 million termination fee due under the SAP Merger Agreement.

Item 9.01.       Financial Statements and Exhibits.

     (c)   Exhibits

2	Agreement and Plan of Merger, dated as of March 22, 2005, by and among Oracle Corporation, Ruby Merger Corp. and Retek Inc. (incorporated by reference to Exhibit (e)(1) to the Schedule 14d-9 filed by Retek with the Securities and Exchange Commission on March 22, 2005)

Retek hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETEK INC.
Date: March 23, 2005	/s/ Martin J. Leestma
Martin J. Leestma
President and Chief Executive Officer

EXHIBIT INDEX

No.	Description	Manner of Filing
2	Agreement and Plan of Merger, dated as of March 22, 2005, by and among Oracle Corporation, Ruby Merger Corp. and Retek Inc.	Incorporated by Reference

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